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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 29, 2004

                        TREASURE MOUNTAIN HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                       000-32741                 84-1394211
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


   13-01 Pollitt Drive, Fair Lawn, NJ                          07410
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (201) 703-2418


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On September 29, 2004, parties to the Merger Agreement and Plan of Reorganization (the "Agreement"), dated as of July 8, 2004, by and among Treasure Mountain Holdings, Inc. ("Treasure Mountain"), TMH Acquisition Corp., a wholly-owned subsidiary of Treasure Mountain ("Vyteris Mergerco"), and Vyteris, Inc. ("Vyteris") entered into an amendment (the "Amendment") to the Agreement. For purposes of this Current Report, the term "Merger Agreement" shall mean the Agreement as amended by the Amendment.

        While the Amendment provided for the modification of certain representations made by Vyteris and extended the termination date under the Agreement, the principal purpose of the Amendment was to modify certain conditions to the obligations of both parties in connection with financing arrangements made by Vyteris prior to consummation of the merger provided for in the Agreement (the "Merger"). As initially drafted, the Agreement provided that Treasure Mountain's obligations were conditioned on Vyteris' raising at least $25 million in equity capital subsequent to December 31, 2003. The Amendment provided that in lieu of that condition, the obligations of both parties were conditioned on (i) Vyteris' raising at least $15 million in equity capital subsequent to December 31, 2003 (including in such amount up to $2.0 million of debt incurred in September 2004 that was converted to equity during such period) and (ii) Vyteris' obtaining a working capital credit facility with a cash availability as of October 1, 2004 of at least $5,000,000. Prior to consummation of the Merger, Vyteris arranged a working capital facility that enables Vyteris to borrow up to the lesser of $5.0 million or the sum of qualifying accounts receivable and inventory. At present, Vyteris' qualifying accounts receivable and inventory are de minimus, pending commencement of the commercialization of its first product.

        The controlling party of Treasure Mountain prior to the consummation of the Merger was Scimitar Holdings LLC. The controlling party of Vyteris prior to the Merger was Spencer Trask Specialty Group, LLC. Spencer Trask Ventures, Inc. has served as a placement agent to Vyteris in connection with various financings, including the financing that enabled Vyteris to satisfy the condition that it raise at least $15 million in equity capital subsequent to December 31, 2003. Each of Scimitar Holdings LLC, Spencer Trask Specialty Group, LLC and Spencer Trask Ventures, Inc. are affiliates of one another and of Kevin
B. Kimberlin.

        As described below, the Merger was consummated on September 29, 2004. Immediately after the Merger was consummated, Treasure Mountain entered into a registration rights agreement pursuant to which Treasure Mountain is obligated to register under the Securities Act of 1933 the following securities:

        o the shares of Treasure Mountain's common stock, par value $.001 per share ("Treasure Mountain Common Stock"), issued or issuable in the Merger upon conversion of the shares of Vyteris' common stock, par value $.0001 per share ("Vyteris Common Stock"), issued in connection with a $15 million private placement consummated by Vyteris immediately prior to the consummation of the Merger (the "Private Placement");

        o the shares of Treasure Mountain Common Stock issued or issuable in the Merger upon conversion of the shares of Vyteris Common Stock issued upon conversion of certain Vyteris bridge notes (the "Bridge Notes") concurrent with the closing of the Private Placement;

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        o       the shares of Treasure Mountain Common Stock underlying certain warrants issued or issuable in the Merger to replace warrants issued by Vyteris to the holders of the Bridge Notes;

        o the shares of Treasure Mountain Common Stock underlying certain warrants issued or issuable in the Merger to replace warrants issued by Vyteris to the placement agents in the Private Placement;

        o the shares of Treasure Mountain Common Stock underlying warrants covering a total of 1,500,000 shares of Treasure Mountain Common Stock which were granted (as of the effectiveness of the Merger) by Treasure Mountain to Lane Clissold and George Norman, both of whom resigned as officers and directors of Treasure Mountain upon consummation of the Merger; and

        o the shares of Treasure Mountain Common Stock issued or issuable in the Merger upon conversion of the shares of Vyteris Common Stock owned by B Braun Medical, Inc., Vyteris' marketing and distribution partner for its first product.

        The warrants granted to Messrs. Clissold and Norman have an exercise price of $.10 per share and a term of two years.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

        On September 29, 2004, the parties to the Merger Agreement consummated the transactions contemplated by the Merger Agreement. Pursuant to the Merger
Agreement:

        o       Vyteris Mergerco merged with and into Vyteris;

        o       Vyteris became a wholly-owned subsidiary of Treasure Mountain;

        o the existing directors of Treasure Mountain resigned and the directors of Vyteris immediately prior to the consummation of the Merger - Donald Farley (Chairman), Paul Citron, David DiGiacinto, Jack Reich, Solomon Steiner and Vincent De Caprio - became the sole directors of Treasure Mountain; information regarding such individuals was filed with the Securities and Exchange Commission by Treasure Mountain on July 20, 2004 pursuant to Rule 14f-1;

        o the existing officers of Treasure Mountain resigned and the executive officers of Vyteris immediately prior to the consummation of the Merger became the executive officers of Treasure Mountain; more specifically, Vincent De Caprio became the Chief Executive Officer of Treasure Mountain, Michael McGuinness became the Chief Financial Officer of Treasure Mountain, James Garrison became the Vice President of Business Development of Treasure Mountain and C. Gregory Arnold became the Vice President of Manufacturing and Process Development of Treasure Mountain; information regarding such individuals was filed with the Securities and Exchange Commission by Treasure Mountain on July 20, 2004 pursuant to Rule 14f-1; and

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        o       as more specifically described below, the outstanding capital stock of Vyteris was automatically converted into the right to receive capital stock of Treasure Mountain, the outstanding warrants to purchase Vyteris Common Stock were automatically converted into the right to receive warrants to purchase Treasure Mountain Common Stock and the outstanding options to purchase Vyteris Common Stock were automatically converted into the right to receive options to purchase Treasure Mountain Common Stock.

        The conversion ratio provided for in the Merger Agreement is 4.19. As a result of the use of this conversion ratio:

        o Each outstanding share of Vyteris' Common Stock has automatically been converted into the right to receive 4.19 shares of Treasure Mountain Common Stock. Immediately prior to the consummation of the Merger, there were 45,236,797 shares of Vyteris Common Stock outstanding. Accordingly, the shares of Vyteris Common Stock outstanding immediately prior to the consummation of the Merger have been converted into the right to receive approximately 189,542,180 shares of Treasure Mountain Common Stock.

        o Each outstanding share of Vyteris' Series C Convertible Preferred Stock, par value $.0001 per share (the "Vyteris Series C Preferred Stock"), has automatically been converted into the right to receive one share of Treasure Mountain's Series B Convertible Preferred Stock, par value $.0001 per share (the "Treasure Mountain Series B Preferred Stock"). Each share of Treasure Mountain Series B Preferred Stock will be convertible into a number of shares of Treasure Mountain Common Stock equal to (i) 4.19 multiplied by (ii) the number of shares of Vyteris Common Stock into which one share of Vyteris Series C Preferred Stock was convertible prior to the consummation of the Merger. The Vyteris Series C Preferred Stock was convertible into one quarter of a share of Vyteris Common Stock if converted at any time within 18 months of March 31, 2004, one third of a share of Vyteris Common Stock if converted at any time within the 18 months thereafter and two thirds of a share of Vyteris Common Stock if converted at any time thereafter. Immediately prior to the consummation of the Merger, there were 7,500,000 shares of Vyteris Series C Preferred Stock outstanding. Accordingly, the shares of Vyteris Series C Preferred Stock outstanding immediately prior to the consummation of the Merger have been converted into the right to receive 7,500,000 shares of Treasure Mountain Series B Preferred Stock, which shares of Series B Preferred Stock are initially convertible into the right to receive a total of 7,856,250 shares of Treasure Mountain Common Stock.

        o Each outstanding option (including options issuable pursuant to the employment agreement of Vyteris' chief executive officer) and warrant to purchase one or more shares of Vyteris Common Stock (an "Existing

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                Option" or an "Existing Warrant") has been converted, pursuant to the Merger Agreement, into an option or warrant to purchase one or more shares of Treasure Mountain Common Stock (a "New Option" or a "New Warrant"). The number of shares of Treasure Mountain Common Stock covered by each New Option or New Warrant will equal the number of shares of Vyteris Common Stock covered by the corresponding Existing Option or Existing Warrant multiplied by 4.19. The exercise price of each New Option or New Warrant will equal the exercise price of the corresponding Existing Option or Existing Warrant divided by 4.19. Immediately prior to the consummation of the Merger, there were Existing Options outstanding covering 3,667,025 shares of Vyteris Common Stock and there were Existing Warrants outstanding covering 12,168,965 shares of Vyteris Common Stock. Accordingly, upon consummation of the Merger, the Existing Options were converted into New Options to purchase a total of 15,364,835 shares of Treasure Mountain Common Stock and the Existing Warrants were converted into New Warrants to purchase a total of 50,987,962 shares of Treasure Mountain Common Stock.

        In summary, the following number of shares of Treasure Mountain Common Stock became issuable to former holders of Vyteris capital stock, options and warrants by virtue of the consummation of the Merger:

                o 189,542,180 shares upon conversion of the outstanding Vyteris Common Stock in the Merger;

                o 7,856,250 shares initially issuable upon conversion of the Treasure Mountain Series B Preferred Stock issuable in the Merger;

                o       15,364,835 shares issuable upon exercise of the New
                        Options; and

                o       50,987,962 shares issuable upon exercise of the New
                        Warrants.

The sum of these shares, 264,751,228 shares, represent the number of shares of Treasure Mountain Common Stock issuable pursuant to the Merger. We refer to this sum as the "Vyteris Fully Diluted Number".

        Immediately prior to the consummation of the Merger, there were 3,412,117 shares of Treasure Mountain Common Stock outstanding. By virtue of the Merger, warrants covering an additional 1,500,000 shares of Treasure Mountain Common Stock were granted to two former directors of Treasure Mountain. We refer to the sum of these shares, 4,912,117 shares, as the "Initial Treasure Mountain Fully Diluted Number".

        The sum of the Vyteris Fully Diluted Number and the Initial Treasure Mountain Fully Diluted Number, 269,663,345 shares, represents the number of shares of Treasure Mountain Common Stock currently issued or issuable upon consummation of the Merger. We refer to this sum as the "Treasure Mountain Fully Diluted Number". The shares of

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Treasure Mountain Common Stock outstanding immediately prior to the consummation of the Merger represent approximately 1.3% of the Treasure Mountain Fully
Diluted Number.

        At present, Treasure Mountain is only authorized to issue 50,000,000 shares of Treasure Mountain Common Stock, which amount is substantially less than the Treasure Mountain Fully Diluted Number. At present, Treasure Mountain is not authorized to issue any shares of preferred stock. To assure the former holders of Vyteris capital stock, Existing Options and Existing Warrants that they will receive the Treasure Mountain securities to which they are entitled pursuant to the Merger Agreement, the Merger Agreement contemplates that the following steps will occur:

        o the former holders of Vyteris Common Stock will immediately receive stock certificates representing a total of 45,087,883 shares of Treasure Mountain Common Stock (such shares to be allocated on a proportional basis among such former holders) (the "Initially Certificated Shares");

        o the former holders of Vyteris Common Stock will immediately receive rights certificates (the "Common Stock Rights Certificates") entitling such holders to receive a total of 144,454,297 shares of Treasure Mountain Common Stock as soon as Treasure Mountain accomplishes one of the "Remedial Steps" described below (such Common Stock Rights Certificates to be allocated on a proportional basis among such former holders);

        o the former holders of Series C Preferred Stock will immediately receive rights certificates (the "Series B Rights Certificates") entitling such holders to receive a total of 7,500,000 shares of Treasure Mountain Series B Preferred Stock as soon as Treasure Mountain accomplishes one of the "Remedial Steps" described below; such 7,500,000 shares of Treasure Mountain Series B Preferred Stock will initially be convertible into a total of 7,856,250 shares of Treasure Mountain Common Stock;

        o the New Options to purchase a total of 15,364,835 shares of Treasure Mountain Common Stock will provide that such shares may not be issued until Treasure Mountain accomplishes one of the "Remedial Steps" described below;

        o the New Warrants to purchase a total of 50,987,962 shares of Treasure Mountain Common Stock will provide that such shares may not be issued until Treasure Mountain accomplishes one of the "Remedial Steps" described below; and

        o Treasure Mountain will promptly take one of two remedial steps (the "Remedial Steps"): either Treasure Mountain will reincorporate into a Delaware wholly-owned subsidiary that has a sufficient number of authorized shares of capital stock to satisfy Treasure Mountain's

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                obligations under the above-mentioned Rights Certificates, New
                Options and New Warrants or Treasure Mountain will amend its certificate of incorporation to authorize a sufficient number of authorized shares of capital stock to satisfy Treasure Mountain's obligations under the above-mentioned Rights Certificates, New Options and New Warrants.

        Immediately after the consummation of the Merger, the new Board of Directors of Treasure Mountain authorized management of Treasure Mountain to proceed with the above-mentioned reincorporation process. While such reincorporation (as well as the above-mentioned alternative step of amending Treasure Mountain's certificate of incorporation) requires the approval of Treasure Mountain's stockholders, former stockholders of Vyteris who currently control a substantial majority of the outstanding shares of Treasure Mountain Common Stock, together with the former controlling stockholder of Treasure Mountain (Scimitar Holdings), have agreed to vote their shares of Treasure Mountain Common Stock in favor of the Remedial Steps.

        It is contemplated that concurrent with the effectiveness of one of the Remedial Steps, a one for 10 reverse stock split will be implemented. It is also contemplated that if the reincorporation is effected (and no additional shares are issued beyond the shares issuable pursuant to rights certificates):

        o Treasure Mountain will be merged into a newly created, wholly-owned subsidiary of Vyteris ("Pubco").

        o Pubco will be authorized to issue 100,000,000 shares of common stock.

        o Pubco will be authorized to issue 50,000,000 shares of preferred stock, consisting of 7,500,000 shares of newly issued Series B Convertible Preferred Stock ("Pubco Series B Stock") and 42,500,000 shares of preferred stock, the terms of which may be determined from time to time by the Board of Directors of Pubco.

        o After the above-mentioned one for 10 reverse stock split, Pubco will have 19,295,340 shares of common stock outstanding.

        o Pubco will have 7,500,000 shares of Pubco Series B Stock outstanding, convertible (after giving effect to the above-mentioned one for 10 reverse stock split) into a total of 785,625 shares of Pubco common stock.

        o After the above-mentioned one for 10 reverse stock split, Pubco will have options outstanding to purchase a total of 1,536,484 shares of Pubco common stock.

        o After the above-mentioned one for 10 reverse stock split, Pubco will have warrants outstanding to purchase a total of 5,248,796 shares of Pubco common stock.

        o       Pubco will be re-named "Vyteris, Inc."

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        o       Pubco will have a certificate of incorporation that, but for the changes in capitalization described above, will be substantially similar to the certificate of incorporation of Vyteris immediately prior to the consummation of the Merger.

As noted above, Treasure Mountain's stockholders must approve the above-mentioned reincorporation before it can be implemented. A disclosure document describing these steps must first be filed with the SEC and may not be circulated to Treasure Mountain's stockholders until the SEC review process is completed.

        See Item 1.01 of this Current Report for information regarding the relationship of the controlling stockholders of Treasure Mountain immediately before and after the consummation of the Merger and for information regarding the relationship of those stockholders to one of the placement agents in a financing consummated by Vyteris immediately prior to the consummation of the Merger. Each of those entities are affiliates of one another and of Kevin B. Kimberlin. Two of the members of the new Board of Directors of Treasure Mountain
- Donald Farley (the Chairman of the Board) and David DiGiacinto - are employed by an affiliate of the above-mentioned controlling stockholders, placement agent and Mr. Kimberlin.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

        Reference is made to Items 1.01 and 2.01 hereof with respect to the consummation of the Merger contemplated by the Merger Agreement. The shares of Treasure Mountain Common Stock issuable pursuant to the Merger - consisting of 45,087,883 Initially Certificated Shares, 144,454,297 shares of Treasure Mountain Common Stock covered by the Common Stock Rights Certificates and 7,500,000 shares of Series B Preferred Stock issuable pursuant to the Series B Rights Certificates - were issued in a private placement of securities exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act.

        The sum of the 45,087,883 Initially Certificated Shares, the 144,454,297 shares of Treasure Mountain Common Stock covered by the Common Stock Rights Certificates, and the 7,856,250 shares of Treasure Mountain Common Stock initially issuable upon conversion of the Series C Preferred Stock covered by the Series B Rights Certificates - aggregating a total of 197,398,430 shares of Treasure Mountain Common Stock (the "New Common Shares") - represent 98.3% of the sum of the New Common Shares and the 3,412,117 shares of Treasure Mountain Common Stock outstanding immediately prior to the consummation of the Merger.

        Treasure Mountain's reliance upon the exemption from registration afforded by Section 4(2) of the Act is premised on the following (covering all stockholders of Vyteris immediately prior to the consummation of the Merger):

        o In connection with Vyteris' approval of the Merger Agreement, a special meeting of Vyteris' stockholders was held. At that time, there were a total of 18 stockholders of record, consisting solely of five accredited investors and 13 employees and former employees (excluding employees who are accredited investors). Such

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accredited investors owned approximately 99% of the Vyteris Common Stock outstanding at the time of the special meeting and all of the Vyteris preferred stock outstanding at the time of the special meeting. Each of such former stockholders has been advised, among other things, that (i) the shares of Treasure Mountain capital stock issuable pursuant to the Merger will not, upon consummation of the Merger, be registered under the Act and may not be transferred in the absence of registration under the Act or an effective exemption from the registration requirements of the Act, (ii) the certificates representing the shares of Treasure Mountain capital stock issuable pursuant to the Merger will bear a legend referring to such transfer restrictions and (iii) Treasure Mountain's transfer agent will be instructed to enter stop transfer notations on its records with respect to the shares of Treasure Mountain capital stock issuable pursuant to the Merger. At least twenty days prior to such special meeting, Vyteris delivered to all of its stockholders of record a notice of meeting and information statement containing detailed information regarding Vyteris, Treasure Mountain and the Merger.

        o Subsequent to the special meeting, seven current and former employees exercised stock options covering a total of 15,908 shares of Vyteris Common Stock. Each of such employees has been advised that (i) the shares of Treasure Mountain capital stock issuable pursuant to the Merger will not, upon consummation of the Merger, be registered under the Act and may not be transferred in the absence of registration under the Act or an effective exemption from the registration requirements of the Act, (ii) the certificates representing the shares of Treasure Mountain capital stock issuable pursuant to the Merger will bear a legend referring to such transfer restrictions and (iii) Treasure Mountain's transfer agent will be instructed to enter stop transfer notations on its records with respect to the shares of Treasure Mountain capital stock issuable pursuant to the Merger.

        o Subsequent to the special meeting, Vyteris issued a total of 8,497,500 shares of Vyteris Common Stock to the former holders of Bridge Notes issued during 2004. Each of such holders is an accredited investor. Each of such holders was advised, among other things, that (i) the shares of Treasure Mountain capital stock issuable pursuant to the Merger will not, upon consummation of the Merger, be registered under the Act and may not be transferred in the absence of registration under the Act or an effective exemption from the registration requirements of the Act, (ii) the certificates representing the shares of Treasure Mountain capital stock issuable pursuant to the Merger will bear a legend referring to such transfer restrictions and (iii) Treasure Mountain's transfer agent will be instructed to enter stop transfer notations on its records with respect to the shares of Treasure Mountain capital stock issuable pursuant to the Merger. Such holders also received memoranda containing detailed information regarding Vyteris, Treasure Mountain and the Merger.

        o Subsequent to the special meeting, Vyteris issued a total of 10,040,076 shares of Vyteris Common Stock and warrants covering an additional 5,020,038 shares of Vyteris Common Stock to investors and placement agents in a private placement of securities (the "Offering") that was consummated immediately prior to the consummation of the Merger. Each of the investors in the Offering and each of the placement agents is

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an accredited investor. Each of the investors and placement agents executed an agreement in which they acknowledged, among other things, that (i) the securities issuable pursuant to the Offering will not, upon consummation of the Offering, be registered under the Act and may not be transferred in the absence of registration under the Act or an effective exemption from the registration requirements of the Act, (ii) the certificates representing the shares of capital stock issuable pursuant to the Offering will bear a legend referring to such transfer restrictions and (iii), in the case of the investors, the transfer agent will be instructed to enter stop transfer notations on its records with respect to the shares of capital stock issuable pursuant to the Offering. In connection with providing such agreements, the investors and placement agents received a memorandum containing detailed information regarding Vyteris, Treasure Mountain, the Offering and the Merger.

        o Vyteris entered into agreements relating to a working capital credit facility immediately prior to the consummation of the Merger. In connection with that facility, Vyteris issued a total of 1,000,000 shares of Vyteris Common Stock to Spencer Trask Specialty Group, an accredited investor which was aware of all material aspects of the Offering and the Merger. Spencer Trask Specialty Group was advised, among other things, that (i) the shares of Treasure Mountain capital stock issuable pursuant to the Merger will not, upon consummation of the Merger, be registered under the Act and may not be transferred in the absence of registration under the Act or an effective exemption from the registration requirements of the Act, (ii) the certificates representing the shares of Treasure Mountain capital stock issuable pursuant to the Merger will bear a legend referring to such transfer restrictions and (iii) Treasure Mountain's transfer agent will be instructed to enter stop transfer notations on its records with respect to the shares of Treasure Mountain capital stock issuable pursuant to the Merger. Spencer Trask Specialty Group received memoranda containing detailed information regarding Vyteris, Treasure Mountain and the Merger.

        o Similarly, prior to the consummation of the Merger, the holder of the outstanding Vyteris Series A Convertible Preferred Stock exchanged those shares for Vyteris Common Stock and warrants. That holder, an accredited investor, executed an exchange agreement in which it acknowledged that (i) the shares of Treasure Mountain capital stock issuable pursuant to the Merger will not, upon consummation of the Merger, be registered under the Act and may not be transferred in the absence of registration under the Act or an effective exemption from the registration requirements of the Act, (ii) the certificates representing the shares of Treasure Mountain capital stock issuable pursuant to the Merger will bear a legend referring to such transfer restrictions and (iii) Treasure Mountain's transfer agent will be instructed to enter stop transfer notations on its records with respect to the shares of Treasure Mountain capital stock issuable pursuant to the Merger. Such holder had received a copy of the proxy statement relating to the special meeting containing detailed information regarding Vyteris, Treasure Mountain and the Merger.

        o All communications with Vyteris stockholders regarding the above-mentioned matters were effected without any general solicitation or public advertising

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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Ernst & Young LLP is the independent auditor for Vyteris, and has been such since Vyteris was incorporated in 2000. By virtue of the Merger, there is deemed to have been a change in Treasure Mountain's certifying accountant. Formal appointment of Ernst & Young LLP will be considered by Treasure Mountain's newly constituted audit committee. Ernst & Young LLP was appointed by the Vyteris audit committee and it is anticipated that Ernst & Young will be approved by the newly constituted audit committee. Upon such appointment, the registrant will amend this disclosure to provide additional information regarding the appointment of Ernst & Young LLP and the dismissal of the registrant's former certifying accountants.

        Madsen & Associates served as Treasure Mountain's accountants with respect to its financial statements for the year ended December 31, 2003. As noted in Treasure Mountain's annual report on Form 10-KSB for the year ended December 31, 2003, the firm of Sellers & Andersen, LLC served as Treasure Mountain's independent certifying accountants for the prior year. As reported in Treasure Mountain's annual report on Form 10-KSB for the year ended December 31, 2003, there were no disagreements with Sellers & Anderson on any matters of accounting principles and practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Sellers & Andersen, would have caused them to make reference thereto on the financial statements. Further, during 2004 there have been no disagreements with Madsen & Associates on any matters of accounting principles and practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Madsen & Associates, would have caused them to make reference thereto on the financial statements. Further, for 2002 and 2003, there were no reportable events as set forth in Regulation S-B, Item 304 (a)(1)(iv).

        Audit reports of each of the above firms for Treasure Mountain's 2002 and 2003 year-end financial statements contained a modification expressing substantial doubt as to Treasure Mountain's ability to continue as a going concern.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        The following financial statements and pro forma financial information shall be filed in an amendment to this Current Report:

(a)     Financial statements of businesses acquired (to be filed by amendment)

(b)     Pro forma financial information (to be filed by amendment)

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          TREASURE MOUNTAIN HOLDINGS, INC.




                           By: /s/ Vincent De Caprio
                              --------------------------------------------
                              Name: Vincent De Caprio
                              Title: President and Chief Executive Officer



Dated:  October 5, 2004